As filed with the Securities and Exchange Commission on September 21, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 1



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): SEPTEMBER 11, 1998


                              MARKETSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   NEW YORK
                (State or Other Jurisdiction of Incorporation)


            1-14161                            11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
  One MetroTech Center, Brooklyn, New York                            11201
(Address of Principal Executive Offices)                          (Zip Code)

                          (516) 755-6650 (Hicksville)
                           (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


             175 East Old Country Road, Hicksville, New York 11801 (Former Name or Former Address, if Changed Since Last Report)

The registrant hereby amends and supplements the following items of its Current Report on Form 8-K dated September 11, 1998:

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements:             None

      (b)   Pro Forma Financial Information:  None

      (c)   Exhibits:

               3.1 By-Laws of MarketSpan Corporation, as amended, filed as Exhibit to the Company's Form 8-K on September 11, 1998

               16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 16, 1998, agreeing with the statements contained in Item 4 of the Company's Form 8-K dated September 11, 1998 regarding a change in the certifying accountant, filed herewith.

               99.1 Press Release, dated August 24, 1998, filed as an Exhibit to the Company's Form 8-K on September 11, 1998.

               99.2 Press Release, dated September 10, 1998, filed as an Exhibit to the Company's Form 8-K on September 11, 1998.

                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MARKETSPAN CORPORATION


Dated:  September 21, 1998          By: /S/ CRAIG G. MATTHEWS
                                       --------------------------
                                          Name:  Craig G. Matthews
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                            INDEX TO EXHIBITS


EXHIBIT NUMBER    DESCRIPTION                                    PAGE
--------------    -----------                                    ----

  16                Letter from Ernst & Young LLP to               5
                    the Securities and Exchange
                    Commission  dated  September  16,  1998,
                    agreeing  with the statements  contained
                    in Item 4 of the  Company's  Form 8-K
                    dated   September  11,  1998   regarding
                    a  change  in  the certifying accountant